Exhibit 2.1

                    ACQUISITION AGREEMENT AND PLAN OF MERGER

ACQUISITION AGREEMENT AND PLAN OF MERGER (this "Agreement") made as of this 14th
                                                ---------
day of March, 2003, by and among Kaire Holdings, Incorporated, an Delaware corporation having its principal place of business at 8135 Clybourn Ave., Sun Valley, CA 91352 ("KAHI"), KAHI Acquisition Sub, Inc., a Delaware corporation
                      ----
("KAHI  SUB"),  and EntreMetrix, a Nevada corporation having its principal place
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of  business  at  18622 MacArthur Boulevard, 2nd Floor, Irvine, California 92612
("ENTR").
  ----

     CAPITALIZED TERMS USED IN THIS AGREEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN SECTION 27.

     WHEREAS, ENTR shall acquire 100% of the common stock of KAHI SUB, a wholly owned subsidiary of KAHI, upon the merger of KAHI SUB with and into ENTR in exchange for a combination of a promissory note plus 250,000,000 of the issued and outstanding shares of KAHI Common Stock.

     WHEREAS, KAHI is authorized to issue 900,000,000 shares of its common stock, par value $0.001 per share (the "KAHI Common Stock") of which 490,484,863
                                        -----------------
shares  are  issued  and  outstanding (the "Outstanding KAHI Common Stock"); and
                                            -----------------------------

     WHEREAS, KAHI SUB is a wholly owned subsidiary of KAHI and is authorized to issue 200 shares of common stock, par value $.001 (referred to as the "KAHI SUB
                                                                        --------
Shares"), all of which such KAHI SUB Shares are issued and outstanding and owned
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by  KAHI;  and

     WHEREAS, the respective Boards of Directors of KAHI and KAHI SUB deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that (i) KAHI SUB be merged with and into ENTR under the terms and conditions hereinafter set forth (the "Merger") and to be a tax free reorganization under Section 368(a)(1)(A) of the Code; and

     NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

     1.     Vote  on  Merger  and Related Matters.  The Constituent Corporations
            -------------------------------------
shall each, as soon as practicable, but prior to closing, and in no event later than 10 days after the execution and delivery hereof, (i) cause a special meeting of its shareholders to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such shareholders, as is necessary, to approve the Merger. Subject to the further conditions and provisions of this Agreement, a closing of the Merger shall be held (the "Closing"), and a certificate of merger and all other
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documents  or  instruments deemed necessary or appropriate by the parties hereto to effect the Merger shall be executed and filed with the Secretaries of States of the States of Nevada and Delaware as promptly as possible thereafter. The certificate of merger for the Merger (the "Certificate of Merger") so filed
                                                ---------------------
shall  be  substantially in the forms of Exhibits A1 and A2 annexed hereto, with
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such  changes therein as the Boards of Directors of the Constituent Corporations
shall  mutually  approve.

     2.     Representations,  Warranties  and  Covenants of ENTR.   ENTR and the
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ENTR  Shareholders,  jointly  and  severally, represent, warrant and covenant as follows,  except  to  the  extent  set forth on the ENTR Schedule of Exceptions:

          (a) ENTR is, and on the Effective Date will be, a duly organized and a validly existing corporation in good standing under the laws of Nevada and in such other jurisdictions as it is qualified to do business. Each ENTR Shareholder, including the name of the Shareholder and address for notice of the applicable Shareholder is set forth on the ENTR Schedule of Exceptions ("Outstanding ENTR Shareholder Interests"). All Outstanding
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     ENTR Shareholder Interests, on the Effective Date, will be duly authorized, validly issued, fully paid and nonassessable. There are no, and on the Effective Date there will be no, issued or outstanding rights, options or warrants to purchase any equity interest in ENTR, including but not limited to any Shareholder interests of ENTR or any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for Shareholder interests of ENTR, as applicable.


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     The Outstanding ENTR Shareholder Interests have all been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act and from any applicable registration requirements of the various states.

          (b) ENTR does not have, and on the Effective Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

          (c) ENTR has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any required Member or other third party approval in accordance with the laws of the State of California, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or shall be within 24 hours of the execution of this Agreement, duly approved by the ENTR Board of Directors and Shareholders.

          (d) ENTR is qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on the business of ENTR. The business of ENTR does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

          (e) The financial statements of ENTR, consisting of its Balance Sheets as of ENTR's fiscal year-end December 31, 2002, its Statement of
     Income (Loss) for the fiscal year ended December 31, 2002, its Statements of Cash Flows for the fiscal year ended December 31, 2002, have been audited by independent public accountants and fairly present the financial position, results of operations and other information purported to be shown therein, at the date and for the respective periods to which they apply. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and have been adjusted for all normal and recurring accruals. All such financial statements (together, the "Financial
                                                                    ---------
     Statements")  are  acknowledged by the signatures to this Agreement to have
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     been  delivered to KAHI and are incorporated herein and made a part hereof.

          (f) There has not been, and on the Effective Date there will not have been in the aggregate, any material adverse change in the condition, financial or otherwise, of ENTR from that set forth in the Financial Statements.

          (g) Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving ENTR since September 30, 2002 in an amount in excess of $100,000.

          (h) There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against ENTR (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than liabilities incurred in the ordinary course of business or taxes incurred on earnings since December 31, 2002.

           (i) All federal, state, county and local income, excise, property and other tax or information returns required to be filed by ENTR have been filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been established in the Financial Statements. The federal income tax returns and state and foreign income tax returns of ENTR have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to ENTR or any of their operations or businesses. There are no pending, or to the knowledge of ENTR, threatened, tax claims or assessments, and there are no pending, or to the knowledge of ENTR, threatened, tax examinations by any taxing authorities. ENTR has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of ENTR, for any year.

          (j) Except as provided for in the Financial Statements, ENTR, has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets as set forth in the Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as set forth in the Financial Statements.


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          (k)     ENTR  is  the  owner  of  its  inventory  as  set forth in the
     Financial Statements and has good and marketable title thereto.

          (l) The accounts receivable as set forth in the Financial Statements represent amounts due for goods sold or services rendered by ENTR in the ordinary course of business and, except as reserved for in the Financial Statements, are collectable in the ordinary course of business.

          (m) A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which ENTR is or on the Effective Date will be, a party, or from which ENTR will receive substantial benefits and which are material to ENTR (collectively, "Contracts"), have been delivered to KAHI and KAHI SUB. A list of such
      ---------
     Contracts is set forth on the ENTR Schedule of Exceptions, which such schedule shall be amended at the Effective Date to reflect any Contracts entered into between the date hereof and the Effective Date. ENTR is not now, nor will be on the Effective Date, in material default under any Contract. The validity, enforceability, and rights of ENTR contained in each such Contract shall not be adversely affected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof.

          (n) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to ENTR's knowledge, as applicable, threatened, involving ENTR, individually or in the aggregate in which an unfavorable determination could result in suspension or termination of ENTR's business or authority to conduct such business in any jurisdiction or could result in the payment by ENTR of more than $25,000 individually or $100,000 in the aggregate, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to ENTR's best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. ENTR is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of ENTR.

          (o) Since December 31, 2002 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the officers, Managing Member or Members, (ii) no loans made to or any other transactions with any of the officers, Managing Member or Members or their families, and (iii) no dividends or other distributions declared or paid by ENTR.

          (p) ENTR has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to ENTR, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to KAHI and KAHI SUB. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and ENTR has not received any notice of cancellation of any such policies.

          (q) ENTR has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property. ENTR does not have knowledge of any infringements by it of any third party's intellectual property.

          (r) Since its inception, ENTR has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on its business or property.

          (s) There are, and on the Effective Date there will be, no loans, leases or other Contracts outstanding between ENTR and any of its officers, directors or any other Shareholder or any person related to or affiliated with any such officers or director or any other Shareholder.

          (t) During the past five year period neither ENTR, nor any of its officers or directors, nor any person intended upon consummation of the Merger to become an officer or director of either ENTR or KAHI or any successor entity or subsidiary, has been the subject of:

               (i) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of ENTR or such person, or any partnership in which ENTR or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which ENTR or any such person was an executive officer at or within two years before the time of such filing;

               (ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

               (iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining ENTR or any such person from, or otherwise limiting, the following activities:

                    (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission ("CFTC") or an associated person of any of the foregoing, or as
                 ----
               an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                    (B)     engaging  in  any  type  of  business  practice;  or

                    (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

               (iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of ENTR or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

               (v) a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

               (vi) a finding by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

          (u) ENTR does not have any pension plan, profit sharing or similar employee benefit plan.

          (v) Except for the consent and approval of the Members and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by ENTR of this Agreement and (ii) the consummation by ENTR of the Merger and by ENTR of all other transactions contemplated hereby. This Agreement has been duly executed and delivered by ENTR and constitutes the legal, valid and binding obligation of ENTR, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (w) ENTR knows of no person who rendered any service in connection with the introduction of KAHI, KAHI SUB or ENTR to any of the other companies, and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby (See "Conflict of Interest and ENTR Ownership Disclosure" on Page 1 of this Agreement.

          (x) No employees of ENTR are on strike or to the best of their knowledge threatening any strike or work stoppage. ENTR does not have any obligations under any collective bargaining or labor union agreements nor is ENTR involved in any material controversy with any of its employees or any organization representing any of its employees.

          (y) None of the information supplied or to be supplied by or about ENTR for inclusion or incorporation by reference in any information supplied to holders of KAHI Common Stock concerning the Merger, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (z) The execution and delivery by ENTR of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by ENTR will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or Contract to which ENTR is now a party or by which it or any of its assets or properties are bound; (ii) the Articles of Incorporation or the bylaws of ENTR (a copy of both of which are attached hereto), in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over ENTR or any of its business or properties wherein such breach could have a material adverse effect on ENTR or any of its business or properties.

          (aa) To the best of its knowledge, ENTR is not in violation of any federal, state or local environmental law or regulation.

     3.   Representations  and  Warranties  of KAHI SUB. KAHI SUB represents and
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warrants as follows:

          (a) KAHI SUB is, and on the Effective Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue only the KAHI SUB Shares. On the Effective Date there will be issued and outstanding all of the KAHI SUB Shares, which shall be fully paid and nonassessable and all of which shall be owned by KAHI. There are no, and on the Effective Date there will be no issued or outstanding options or warrants to purchase KAHI SUB Shares or any issued or outstanding securities of any nature convertible into KAHI SUB Shares, or any agreements or understandings to issue any KAHI SUB Shares, options or warrants.

          (b) KAHI SUB has been organized solely for the purpose of consummating the Merger and, since its inception, has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

          (c) KAHI SUB has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of KAHI SUB.

          (d) Since its inception, KAHI SUB has not issued or committed itself to issue, and to the Effective Date will not issue or commit to issue, any KAHI SUB Shares or any options, rights, warrants, or other securities convertible into KAHI SUB Shares, except for the issuance of the KAHI SUB Shares to KAHI.

          (e) Except for the consent and approval of the shareholders of KAHI SUB, and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by KAHI SUB of this Agreement and (ii) the consummation by KAHI SUB of the Merger and the other transactions contemplated hereby.

          (f) The execution and delivery by KAHI SUB of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by KAHI SUB will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which KAHI SUB is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of KAHI SUB as amended, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over KAHI SUB or any of its businesses or properties.

          (g) KAHI SUB is, and on the Effective Date will be duly authorized, qualified, and licensed under any and all applicable laws, regulations, ordinances, or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement. The business of KAHI SUB does not require it to be registered as an investment company or investment adviser as such terms are defined under the Investment Company Act and the Investment Advisers Act of 1940, each as amended.

          (h) KAHI SUB has, and on the Effective Date will have no subsidiaries.

          (i)     Except  for (i) the incurring of expenses of its organization,
     (ii) the issuance of the KAHI SUB Shares to KAHI, (iii) the incurring of expenses relating to this Agreement and the consummation of the transactions contemplated by this Agreement, and (iv) the consummation of the Merger, KAHI SUB has had, and on the Effective Date will have had no business and no financial or other transactions of any nature whatsoever.

          (j) KAHI SUB has, and on the Effective Date will have no liabilities (including, but not limited to, tax liabilities) nor are there, or on the Effective Date will there be, any claims against KAHI SUB (whether such liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) except for liabilities for its organization expenses or expenses incurred in connection with the Merger.

          (k) KAHI SUB has, and on the Effective Date will have no fixtures, furniture, equipment, inventory or accounts receivable.

          (l) KAHI SUB has, and on the Effective Date will have no contracts and commitments to which it is, or on the Effective Date will be a party, except for this Agreement and other documents and instruments contemplated hereby in connection with the Merger.

          (m) There are, and on the Effective Date there will be no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against KAHI SUB, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to KAHI SUB's best knowledge, there is no reasonable basis for any other proceeding, claim, action or governmental investigation against KAHI SUB. KAHI SUB is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of KAHI SUB.

          (n) Since the inception of KAHI SUB there have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of KAHI SUB; (ii) no loans made to or any transactions with any officer or director of KAHI SUB; (iii) no dividends or other distributions declared or paid by KAHI
     SUB;  and  (iv)  no  purchase  by  KAHI  SUB  of  any  KAHI  SUB  Shares.

          (o) Since its inception, KAHI SUB has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue any KAHI SUB shares or any options, rights, warrants, or other securities convertible into KAHI SUB Shares except for the issuance of the KAHI SUB Shares to KAHI.

          (p) KAHI SUB has no patents, patent applications, trademarks, trademark registrations, tradenames, copyrights, copyright registrations or applications therefor.

          (q) Since its inception, KAHI SUB has, and on the Effective Date will have in all material respects conducted its affairs in compliance with all applicable laws, rules and regulations.

          (r) During the past five year period, no officer or director of KAHI SUB has been the subject of any Bad Event.

          (s) KAHI SUB has no pension plan, profit sharing or similar employee benefit plan.

          (t) KAHI SUB knows of no person who rendered any service in connection with the introduction of KAHI, KAHI SUB or ENTR to any of the other Companies and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

          (u)     KAHI  SUB  has  no  employees.

     4.     Representations  and Warranties of  KAHI.  KAHI represents, warrants
            ----------------------------------------
and covenants, except to the extent set forth on the KAHI Schedule of Exceptions or except as set forth in the reports required to be filed by KAHI under the Securities Act and the Exchange Act of 1934, as amended, including pursuant to
Section  13(a)  or  15(d)  thereof  ("SEC  Reports"),  as  follows:
                                      ------------

          (a) KAHI is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue an aggregate of 900,000,000 shares of KAHI Common Stock. As of the Effective Date, other than KAHI Common Stock, there are no other securities authorized and/or issuable under the KAHI Articles of Incorporation. On the Effective Date, there will be issued and outstanding no more than 490,484,863 shares of KAHI Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of KAHI Common Stock or any issued or outstanding securities of any nature convertible into shares of KAHI Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of KAHI Common Stock.

          (b) KAHI is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of KAHI does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

          (c) KAHI has, and on the Effective Date does have subsidiaries including the KAHI SUB.

          (d) The financial statements of KAHI, consisting of its Balance Sheets as at December 31, 2001 and 2000, and its Statement of Operations for the fiscal years ended December 31, 2001 and 2000, its Statement of Stockholders' Equity as of December 31, 2001 and 2000, and its Statement of Cash Flows for the fiscal years ended December 31, 2001 and 2000, all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of KAHI and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. The interim financial statements of KAHI, consisting of its Balance Sheet as of September 30, 2002 and its Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows for the six-month period ending September 30, 2002 have been prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of KAHI and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. All the financial statements referenced herein regarding KAHI are collectively referred to as the "KAHI Financial Statements", all of which are set forth in the SEC
           ---------------------------
     Reports  publicly  filed  with  the  Commission.

          (e) There has not been, and on the Effective Date there will not have been, any material change in the financial condition of KAHI from that set forth in the KAHI Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

          (f) There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against KAHI (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the KAHI Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of KAHI's business or taxes incurred on earnings since December 31, 2002.

          (g) All federal, state, county and local income, excise, property or other tax returns required to be filed by KAHI have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been set up in the KAHI Financial Statements.

          (h)     Reserved

          (i) KAHI has, and on the Effective Date will have, no material non-disclosed contracts to which it is, or on the Effective Date will be, a party.

          (j) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to KAHI's knowledge threatened in writing, against KAHI, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to KAHI's best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against KAHI. KAHI is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of KAHI.

          (k) Since December 31, 2002 and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of KAHI; (ii) no loans made to or transactions with any officer or director of KAHI; (iii) no dividends or other distributions declared or paid by KAHI; and (iv) no purchase by KAHI of any of the KAHI common stock except those disclosed.

          (l) KAHI has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

          (m) KAHI has no issued patents, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. KAHI has no knowledge of any infringements by it of any third party's intellectual property.

          (n) KAHI has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

          (o) On the Effective Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) KAHI and (ii) any officer or director of KAHI or any person related to or affiliated with any officer or director of KAHI.

          (p) During the past five year period, no officer or director of KAHI has been the subject of any Bad Event.

          (q) KAHI has no pension plan, profit sharing or similar employee benefit plan.

          (r) Except for the consent and approval of the Boards of Directors of KAHI SUB and KAHI and the Managing Member and Members to the Merger, the filing of a Certificate of Merger, the filing of a Form 8-K within 15 days of the Effective Date and the filing of a Form D with the Commission and the State of California, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by KAHI of this Agreement and (ii) the consummation of the Merger and the other transactions contemplated hereby.

     KAHI has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or will be prior to the Effective Date, duly approved by the Board of Directors of KAHI. This Agreement has been duly executed and delivered by KAHI and constitutes the legal, valid and binding obligation of KAHI enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (s) KAHI knows of no person who rendered any service in connection with the introduction of KAHI, KAHI SUB or ENTR to any of the other companies and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.


          (t) None of the information supplied or to be supplied by or about KAHI to ENTR concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (u) The execution and delivery by KAHI of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by KAHI will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which KAHI is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of KAHI, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over KAHI or any of its business or properties.

          (v) To the best of its knowledge, KAHI is not in violation of any federal, state or local environmental law or regulation.


     5.     Representations  and  Warranties  of  each  ENTR  Shareholder.  Each
            -------------------------------------------------------------
Shareholder, including the director and officer, for itself and no other, represents and warrants as follows:

          (a)     Investment  Intent.  Such  Shareholder  is  acquiring  the
                  ------------------
     Shareholder Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shareholder Securities or any part thereof. Such Shareholder is acquiring the Shareholder Securities hereunder in the ordinary course of its business. Such Shareholder does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shareholder Securities.

          (b)     Shareholder  Status.  Such  Shareholder  is  an  "accredited
                  -------------------
     investor" as defined in Rule 501(a) under the Securities Act.

          (c)     Experience of suchShareholder.  Such Shareholder, either alone
                  -----------------------------
     or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shareholder Securities, and has so evaluated the merits and risks of such investment. Such Shareholder is able to bear the economic risk of an investment in the Shareholder Securities and, at the present time, is able to afford a complete loss of such investment.

          (d)     General  Solicitation.  Such Shareholder is not purchasing the
                  ---------------------
     Shareholder Securities as a result of any advertisement, article, notice or other communication regarding the Shareholder Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (e)     KAHI's Information.  Such Shareholder has read the SEC Reports
                  ------------------
     and has had an opportunity to discuss KAHI's business, management and financial affairs with directors, officers and management of KAHI and has had the opportunity to review KAHI's operations and facilities. Such Shareholder has also had the opportunity to ask questions of and receive answers from, KAHI and its management regarding the terms and conditions of this investment.

          (f)     Residence.  If  such  Shareholder  is an individual, then such
                  ---------
     Shareholder resides in the state or province identified in the address of such Shareholder set forth on the ENTR Schedule of Exceptions; if such Shareholder is a partnership, corporation, limited liability company or other entity, then the office or offices of such Shareholder in which its investment decision was made is located at the address or addresses of such Shareholder set forth on ENTR Schedule of Exceptions.

          (g)     Rule  144.  Such  Shareholder acknowledges and agrees that the
                  ---------
     Shareholder Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Shareholder has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about KAHI, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

     6.     Representations  to  Survive  Closing.  All  of the representations,
            -------------------------------------
covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of KAHI, KAHI SUB or ENTR pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of three (3) years from the Effective Date.

     7.     Surviving  Corporation.  The  surviving  entity  shall be ENTR.  Its
            ----------------------
name, identities, articles of organization, operating agreement, existence, purposes, powers, objects, franchises, rights and immunities shall be unaffected and unimpaired by the Merger, except as described in the Certificate of Merger.

     8.     Treatment  of  Shares  of  Constituent  Corporations.  The terms and
            ----------------------------------------------------
conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

          (a)     All  of  the  Outstanding  ENTR Shareholder Interests shall be converted by virtue of the Merger at the Effective Date into, in the aggregate, 250,000,000 shares of KAHI Common Stock ("Shareholder
                                                                 -----------
     Securities"). After the Effective Date, each Shareholder, upon surrender of
     ----------
     their Outstanding ENTR Shareholder Interest (shares) existing immediately prior to the Effective Date, shall be entitled to receive from KAHI, pro-rata based upon their respective share of such Outstanding Shareholder Interest, certificates representing their share of the Shareholder Securities, which certificates shall contain any appropriate restrictive legend concerning the resale of such securities. Until so surrendered, any outstanding certificates or other documentation which, prior to the Effective Date, represented Outstanding ENTR Shareholder Interests, shall be deemed for all corporate purposes to evidence ownership of the Shareholder Securities into which such Outstanding ENTR Shareholder Interests shall be convertible into. Upon such surrender, Outstanding ENTR Shareholder Interests so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. Upon conversion, any fractional shares resulting from conversion shall be rounded to the nearest whole number of Shares.

          (b) All of the KAHI SUB Shares shall be converted by virtue of the Merger at the Effective Date into, in the aggregate, Shareholder Interests representing 100% of the Shareholder Interests of ENTR, and all of such interests shall be held by KAHI.

          (c) The separate existence and corporate organization of KAHI SUB, except insofar as it may be continued by statute, shall cease on Effective Date and ENTR shall become a wholly owned subsidiary of KAHI.

     9.     Rights  and Liabilities of Surviving Corporation.  (a)  On and after
            ------------------------------------------------
the Effective Date, ENTR, as the surviving entity of the Merger, shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private and all of the property, real, personal and mixed, of KAHI SUB; all debts due to KAHI SUB on whatever account shall be vested in ENTR; all claims, demands, property, rights, privileges, powers, franchises and every other interest of KAHI SUB shall be as effectively the property of

ENTR as they were of KAHI SUB; the title to any real estate by deed or otherwise in KAHI SUB shall not revert or be in any way impaired by reason of the Merger, but shall be vested in ENTR; all rights of creditors and all liens upon any property of KAHI SUB shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities and duties of KAHI SUB shall thenceforth attach to ENTR and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and ENTR shall indemnify and hold harmless KAHI and the officers and directors of KAHI SUB against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     10.     Further  Assurances of Title.  As and when requested by ENTR, or by
             ----------------------------
any of its successors or assigns, KAHI SUB shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as ENTR may deem necessary or desirable in order to vest in and confirm to ENTR title to and possession of the property acquired by ENTR by reason or as a result of the Merger and otherwise to carry out the intent and purposes hereof, and the officers and directors of ENTR and KAHI are fully authorized in the name of ENTR or KAHI or otherwise to take any and all such action.

     11.     Conditions  of Obligations of KAHI SUB and KAHI.  The obligation of
             -----------------------------------------------
KAHI SUB and KAHI to consummate the Merger is subject to the following conditions prior to the Effective Date:

          (a) ENTR has not suffered an uninsured loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

          (b) That no material transactions shall have been entered into by ENTR other than transactions in the ordinary course of business between December 31, 2002 and the Effective Date, other than as referred to in this Agreement or in the schedules annexed, except with the prior written consent of KAHI.

          (c) Except as disclosed in this Agreement or in the schedules annexed hereto, that no material adverse change in the aggregate shall have occurred in the financial condition of ENTR since December 31, 2002.

          (d) That none of the properties or assets of ENTR shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the prior written consent of KAHI.

          (e) That ENTR shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by ENTR in this Agreement are true and correct, both when made and as of the Effective Date.

          (f) That all applicable filings and regulatory approvals required to be made or obtained by ENTR have been made or obtained.

          (g) That this Agreement and the transactions contemplated hereby shall have been approved by appropriate action of ENTR.

          (h) That there shall have been full compliance with the applicable securities or "blue sky" laws and regulations of any state or other governmental body having jurisdiction over the Merger.

          (i) That KAHI shall have received from ENTR the following documents:

               (i) original signature pages of this Agreement duly executed by ENTR, the directors and each Shareholder;

               (ii)    Good  Standing  Certificate  of  ENTR  from  the State of
                       Nevada;

               (iii) Certificate of Organization of ENTR from the State of Nevada;

               (iv) Organizational minutes of ENTR and any other documents required by Section 16;

               (v)     Articles  of  Incorporation  and  bylaws  of  ENTR;

               (vi) an opinion from counsel to ENTR, substantially in the form of Exhibit C attached hereto;
                                 ----------

               (vii) Written consent of the ENTR Board of Directors authorizing the Merger;

               (viii) Certificate of the Board of Directors evidencing compliance with the provisions of this Section 11;

               (ix)    Form  D and evidence of filing with the State of Nevada;
                       and

               (x) Original signature page of each Certificate of Merger for filing with the Secretary of State of Nevada.


     12.     Conditions  of  Obligations  of  ENTR.  The  obligations of ENTR to
             -------------------------------------
consummate the Merger are subject to the following conditions prior to the Effective Date:

          (a) That KAHI SUB and KAHI are in compliance with their respective representations, warranties and covenants contained herein, and that ENTR shall receive from each of KAHI SUB and KAHI a certificate to such effect from the President of KAHI SUB and KAHI as of the Effective Date.

          (b) That KAHI SUB and KAHI shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

          (c) That no material transactions shall have been entered into by KAHI SUB or KAHI other than transactions in the ordinary course of business since December 31, 2002, other than as referred to in this Agreement, except with the prior written consent of ENTR.

          (d) That no material adverse change shall have occurred in the financial condition of KAHI SUB or KAHI since December 31, 2002 other than as referred to in this Agreement.

          (e) That none of the properties or assets of KAHI SUB or KAHI shall have been sold or otherwise disposed of other than in the ordinary course of business December 31, 2002, except with the written consent of ENTR.

          (f) That KAHI SUB and KAHI shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by KAHI herein are true and correct.

          (g) That all applicable filings and regulatory approvals required to be made or obtained by KAHI have been made or obtained.

          (h) That KAHI shall have held a meeting of its Board of Directors at which meeting all of its directors shall have resigned seriatim and the persons designated by ENTR shall have been elected as directors of KAHI, all subject to the consummation of the Merger.

          (i) That ENTR shall have received from KAHI and KAHI SUB the following documents:

               (i) original signature page of this Agreement duly executed by KAHI and KAHI SUB;

               (ii)    Good  Standing  Certificate  of  KAHI;

               (iii)   Good  Standing  Certificate  of  KAHI  SUB;

               (iv)    Certificate  of  Incorporation  of  KAHI;

               (v)     Certificate  of  Incorporation  of  KAHI  SUB;

               (vi) Organizational minutes of KAHI and any other documents required by Section 15;

               (vii) Organizational minutes of KAHI SUB and any other documents required by Section 15;

               (viii)  By-Laws  of  KAHI;

               (ix)    By-Laws  of  KAHI  SUB;

               (x) an opinion from counsel to KAHI SUB, substantially in the form of Exhibit D attached hereto;
                                     ----------

               (xi) Written consent of shareholders of KAHI SUB authorizing the Merger;

               (xii) Written consent of the Board of Directors of KAHI authorizing the Merger;

               (xiii) Officer's Certificate of KAHI evidencing compliance with the provisions of this Section 12; and

               (xiv) Officer's Certificate of KAHI SUB evidencing compliance with the provisions of this Section 12.

     13.     Abandonment.  This Agreement and the Merger may be abandoned (a) by
             -----------
any of the Companies, acting by its Board of Directors, at any time prior to its adoption by the shareholders of such Company, as provided by law, (b) by any of the Companies, acting by its Board of Directors by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Merger is subject, or
(c) by the consent of all the Companies, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the Effective Date. In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective
Boards  of  Directors  or  any  other  party  to  this  Agreement.

     14.     Closing or Termination.  In the event the Closing of this Agreement
             ----------------------
shall not take place by March 15, 2003, due to failure of any condition of closing required herein, any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

     15.     Delivery  of  Corporate  Proceedings  of KAHI and KAHI SUB.  At the
             -----------------------------------------------------------
Closing, KAHI and KAHI SUB shall deliver to counsel for ENTR the originals of all of the corporate proceedings of KAHI and KAHI SUB, duly certified by their respective Secretaries, relating to this Agreement.

     16.     Delivery  of  Corporate  Proceedings of ENTR.  At the Closing, ENTR
             ---------------------------------------------
shall deliver to counsel for KAHI and KAHI SUB the originals of all of the corporate proceedings of ENTR, duly certified by its Secretary, relating to this Agreement and a draft of the language proposed to be included the Form 8-K to be filed within 15 days of the Effective Day, which draft shall be substantially in compliance with the requirements of Form 8-K.

     17.      Limitation  of Liability.  The representations and warranties made
              ------------------------
by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

     18.       Further  Instruments  and Actions.  Each party shall deliver such
               ---------------------------------
further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

     19.     Governing  Law.  This  Agreement is being delivered and is intended
             --------------
to be performed in the State of Nevada and shall be construed and enforced in accordance with the laws of such State without regard to conflicts of laws thereof.

     20.     Notices.  All  notices  or  other  communications to be sent by any
             -------
party to this Agreement to any other party to this Agreement shall be sent by certified mail, nationwide overnight delivery service or by personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party.

     21.     Binding  Agreement.  This Agreement represents the entire agreement
             ------------------
among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

     22.     Counterparts.  This  Agreement may be executed in counterparts, all
             ------------
of  which,  when  taken  together,  shall  constitute  the  entire  Agreement.

     23.     Severability.  The provisions of this Agreement shall be severable,
             ------------
so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

     24.     Joint  Drafting.  This  Agreement  shall  be  deemed  to  have been
             ---------------
drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

     25.     Reliance  on  Certificates.  In  rendering  any opinion referred to
             --------------------------
herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the States of Nevada and Delaware, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

     26.     Public  Announcements.  All  parties  hereto  agree that any public
             ---------------------
announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

     27.     Definitions.  In  addition  to  the terms defined elsewhere in this
             -----------
Agreement,  the  following terms have the meanings indicated in this Section 27:

          "Bad Events" shall mean, collectively, the events described in clauses
           ----------
          (i)  through  (vi)  of  Section  2(t).

          "Certificate of Merger" shall have the meaning set forth in Section 1.
           ---------------------

          "CFTC" shall have the meaning set forth in Section 2(t)(iii)(A).
           ----

          "Closing" shall have the meaning set forth in Section 1.
           -------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Commission  Reports"  shall have the meaning set forth in the opening
           -------------------
          paragraph of Section 4

          "Companies" shall mean, collectively, KAHI, KAHI SUB and ENTR.
           ---------

          "Contracts"  shall  have  the  meaning  set  forth  in  Section  2(m).
           ---------

          "Constituent  Corporations"  shall  mean,  collectively, ENTR and KAHI
           -------------------------
          SUB.

          "Effective  Date"  shall  mean  the  date the Certificate of Merger is
           ---------------
          filed with the State of Delaware.

          "ENTR" shall mean EntreMetrix, a Nevada Corporation.

          "KAHI" shall mean Kaire Holdings, Inc., a Delaware corporation.
           ----

          "KAHI  Common  Stock"  shall  have the meaning set forth in the second
           -------------------
          recital to this Agreement.

          "KAHI  Financial  Statements"  shall  have  the  meaning  set forth in
           ---------------------------
          Section  4(d).

          "KAHI Schedule of Exceptions" shall mean the schedule of exceptions to
           ---------------------------
          the representations, warranties and covenants of KAHI annexed hereto and made a part hereof.

          "Financial  Statements"  shall  have  the meaning set forth in Section
           ---------------------
          2(e).

          "KAHI  SUB"  shall  mean KAHI Acquisition Subsidiary, Inc., a Delaware
           ---------
          corporation and wholly owned subsidiary of KAHI.

          "KAHI  SUB  Shares"  shall  have  the  meaning  set forth in the third
           -----------------
          recital to this Agreement.

          "IRS" shall mean the Internal Revenue Service.
           ---

          "Shareholder"  shall mean each Shareholder of ENTR as set forth on the
           -----------
          ENTR Schedule of Exceptions.

          "Shareholder Securities" shall mean the Shareholder Shares.
           -----------------------

          "Shareholder Shares" shall have the meaning set forth in Section 8(a).
           ------------------

          "Merger"  shall  have  the  meaning set forth in the fourth recital to
           ------
          this  Agreement.

          "Outstanding  KAHI  Common  Stock" shall have the meaning set forth in
           --------------------------------
          the second recital to this Agreement.

          "Outstanding  ENTR  Shareholder  Interests" shall have the meaning set
           -----------------------------------------
          forth in Section 2(a).

          "Securities  Act"  shall  mean the Securities Act of 1933, as amended,
           ---------------
          and the rules and regulation promulgated thereunder.

          "ENTR Schedule of Exceptions" shall mean the schedule of exceptions to
           ---------------------------
          the representations, warranties and covenants of ENTR annexed hereto and made a part hereof.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.

                                       KAIRE HOLDINGS, INC.

                                       By:    /s/ Steven Westlund
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       KAHI ACQUISITION SUBSIDIARY, INC.

                                       By:     /s/ Steven Westlund
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

ENTREMETRIX

/s/ Richard. R. McKinley
Richard R. McKinley